EXHIBIT (24.2)

               Consent of independent certified public accountants




                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form S-8 of our report dated October 31, 1997, relating to the financial statements of American Quantum Cycles, Inc.

                                                     /s/Pricher and Company



Orlando, Florida
September 17, 1998